BUSINESS ACQUISITIONS (Details 5)	Dec. 31, 2016 USD ($)
Business Acquisitions Details 2
Cash	$ 43,124
Prepaid expense	25,907
Total tangible assets	69,031
Product rights and related manufacturing agreement	4,681,000
Trademarks	150,000
Total identifiable intangible assets	4,831,000
Goodwill	120,143
Total acquired assets	5,020,174
Other current liabilities	(43,125)
Total assumed liabilities	(43,125)
Acquired assets net of assumed liabilities	$ 4,977,049